UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 15, 2016
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officer and Election of Director
On January 15, 2016, Roadrunner Transportation Systems, Inc. (the “Company”) appointed Curtis W. Stoelting as President and Chief Operating Officer of the Company, effective January 18, 2016. Mark A. DiBlasi, who has served as the Company’s Chief Executive Officer and President since January 2006, will remain the Company’s Chief Executive Officer.
Mr. Stoelting, age 55, served as the Chief Executive Officer and a director of TOMY International (formerly RC2 Corporation, a designer, producer and marketer of high-quality toys, collectibles and infant and toddler products) from January 2003 to March 2013. RC2 Corporation (NASDAQ: RCRC) was acquired by Tomy Company, Ltd. in April 2011. Mr. Stoelting previously served as RC2’s Chief Operating Officer from 2000 to 2003, Executive Vice President from 1998 to 2000, and Chief Financial Officer from 1994 to 1998. Prior to joining RC2, Mr. Stoelting served in various positions with Arthur Andersen LLP for 12 years. Mr. Stoelting currently serves on the Board of Directors (as the Presiding Director) and Audit Committee of Regal-Beloit Corporation (NYSE: RBC).
There was no arrangement or understanding pursuant to which Mr. Stoelting was appointed as an executive officer of the Company, and there have been no related party transactions between Mr. Stoelting and the Company that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Stoelting is not related to any executive officer or director of the Company.
On January 18, 2016, the Company entered into an employment agreement with Mr. Stoelting. Pursuant to the terms of the employment agreement, Mr. Stoelting will receive an annual base salary of $450,000. Mr. Stoelting is also eligible to earn bonus compensation under the Company’s bonus plan and is entitled to participate in and receive all benefits under the Company’s employee benefit programs. The employment agreement provides that, in the event the Company terminates Mr. Stoelting’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the employment agreement), the Company will continue to pay Mr. Stoelting his base salary for the 18-month period following the date of such termination, and the Company will pay Mr. Stoelting a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under the Company’s plans for an 18-month period. Mr. Stoelting must execute a general release in order to receive any severance benefits. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the employment agreement, and is subject to and qualified in its entirety by reference to the complete text of the employment agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2016.
On January 18, 2016, the Company granted Mr. Stoelting (a) a seven-year non-qualified stock option to purchase 150,000 shares of the Company’s common stock with an exercise price equal to the fair market value on the grant date, subject to vesting over five years, with 20% vesting on each annual anniversary of the grant date, and (b) a seven-year non-qualified stock option to purchase 150,000 shares of the Company’s common stock with an exercise price equal to two times the fair market value on the grant date, subject to vesting over five years, with 20% vesting on each annual anniversary of the grant date. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Stock Option Agreement, and is subject to and qualified in its entirety by reference to the complete text of the form of Stock Option Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2016.
Effective January 18, 2016, in connection with his appointment as the Company’s President and Chief Operating Officer, the Company’s Board of Directors elected Mr. Stoelting to serve as a Class II director to fill the vacancy created by the resignation of Chad M. Utrup as a director of the Company effective September 30, 2015. There was no arrangement or understanding pursuant to which Mr. Stoelting was elected as a director, and there have been no related party transactions between Mr. Stoelting and the Company that are reportable pursuant to Item 404(a) of Regulation S-K. Mr. Stoelting will receive no compensation for his service on the Company’s Board of Directors.
On January 18, 2016, the Company issued a press release announcing the appointment of Mr. Stoelting as the Company’s President and Chief Operating Officer and the election of Mr. Stoelting to the Company’s Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.
Grant of Stock Options

On January 18, 2016, the Company granted to Mark A. DiBlasi (a) a four-year non-qualified stock option to purchase 125,000 shares of the Company’s common stock with an exercise price equal to the fair market value on the grant date, subject to vesting over three years, with one-third vesting on each annual anniversary of the grant date, and (b) a four-year non-qualified stock option to purchase 125,000 shares of the Company’s common stock with an exercise price equal to two times the fair market value on the grant date, subject to vesting over three years, with one-third vesting on each annual anniversary of the grant date. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Stock Option Agreement, and is subject to and qualified in its entirety by reference to the complete text of the form of Stock Option Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	“Roadrunner Transportation Systems Names Curtis Stoelting President and Chief Operating Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: January 19, 2016	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	“Roadrunner Transportation Systems Names Curtis Stoelting President and Chief Operating Officer”